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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                ---------------
                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



    Date of Report (Date of earliest event reported) June 30, 1999





                          DIGITAL VIDEO SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)


               0-28472                                    77-0333728
      (Commission File Number)              (I.R.S. Employer Identification No.)


       280 Hope Street
     Mountain View,  CA                                       94041
(Address of principal executive offices)                   (Zip Code)



                                 (650) 564-9699
               (Registrant's telephone number, including area code)

                            Not Applicable
      (Former name or former address, if changed since last report)








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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
Previous independent accountants
(i) On June 23, 1999, the Company determined to dismiss Ernst &
Young LLP, who served as the Company's independent accountant.
(ii) The report of Ernst & Young LLP accompanying the financial statements for the fiscal year ended March 31, 1998 contained an adverse opinion as to the Company's ability to continue as a going concern, but otherwise contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. The report of Ernst & Young LLP accompanying the financial statements for the fiscal year ended March 31, 1997 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.
(iii) The Board of Directors and the Audit Committee thereof participated in and approved the decision to dismiss Ernst & Young LLP.
(iv) In connection with its audit for the fiscal year ended
March 31, 1998 and through June 30, 1999, there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make reference thereto in their report on the financial statements for such years.
(v) During the two most recent fiscal years and through June
30, 1999, Ernst & Young LLP informed the Company of the following "reportable events," described as follows:
In a letter to the Company dated July 9, 1998, Ernst & Young LLP advised the Company that in connection with its audit for the year ended March 31, 1998, Ernst & Young LLP had concluded that weaknesses in the Company's internal controls with respect to its foreign subsidiary, D.V.S. HK Limited (and its subsidiary, Panyu DVS Electrical Appliance Manufacturing Co. Ltd.), constituted a "reportable event." The Company has since begun legal proceedings against its former joint venture partner in Panyu in connection with such partner's fraud and mismanagement of those subsidiaries and has effectively shut down all operations at the Panyu facility.
On [date], the Company requested Ernst & Young LLP to provide its consent to use the previously audited financial statements for fiscal years ended March 31, 1998 and March 31, 1997 in connection with the Company's filing of its proxy statement and its Forms S-3 and S-4 registration statements with the Commission. As a result of that request, Ernst & Young LLP undertook a review of the Company's records for the first three quarters of fiscal year 1999.
Simultaneously with such review, on April 20, 1999, the Company began to strengthen its accounting and finance team. The Company completed such reorganization on May 23, 1999, and the Company's new accounting team immediately began work on closing the books for the fiscal year ended March 31, 1999.
In a letter to the Company dated June 16, 1999, Ernst & Young LLP informed the Company that in course of its previously mentioned review of the Company's consolidated financial statements for the first three quarters of the 1999 financial year, Ernst & Young LLP had formed the opinion the Company's internal controls were insufficient to develop reliable financial statements. Specifically, the accountants reported that they believed that the Company's United States accounting function does not follow a systematic process for the consolidated financial statement close. Ernst & Young LLP further reported that, in its opinion, the Company's United States management was not sufficiently informed as to the operation of the Company's overseas subsidiaries to enable such management to perform an effective review of the information provided by such subsidiaries. Lastly, Ernst & Young LLP indicated that as the result of personnel reductions, the employees and consultants in the Company's finance department did not have sufficient knowledge or experience for their respective positions, leading to an inadequate system of internal control.
As noted above, by the time it received Ernst & Young LLP's letter, the Company had already hired a new internal accounting team, including a provisional Chief Financial Officer. The new accounting staff was already in the process of correcting the problems reported by Ernst & Young LLP in connection with the systematic accounting function, including conducting inventory checks, reconciling bank statements and closing the books on the 1999 fiscal year, and it has since completed such tasks.
Lastly, in connection with Ernst & Young LLP's report that the United States management team was not sufficiently informed as to the operations and finances of the Company's overseas operations, the Company notes that this conclusion seems to have been based upon the accountants' discussions with the former Chief Executive Officer of the firm, who has been serving in a consultant capacity since early in the year, and consequently, was not in a position to be fully informed on all Company issues. The Company believes that the appropriate members of the United States management team, including the current Chief Executive Officer and provisional Chief Financial Officer, are fully informed as to all material aspects of the Company's business, both domestically and overseas. The Audit Committee of the Board of Directors is in the process of scheduling a meeting with Ernst & Young LLP to discuss these issues.
Around May 17, 1999, members of Ernst & Young LLP informed the
Company that they were concerned that Ernst & Young LLP would not be able to complete an audit of the Company's fiscal year ended March 31, 1999 in time for the June 29, 1999 SEC filing deadline. The Company determined that Ernst & Young LLP would not be able to complete an audit on time. As a result, on June 15, 1999, the Company consulted with a new accounting firm, C.G. Uhlenberg & Co. LLP, to determine whether such new firm would accept an engagement to become the Company's independent accountant and whether such new firm believed it could complete the audit prior to the filing deadline. After a preliminary review of the Company's financial record-keeping structure and its accounting procedures and controls, C.G. Uhlenberg & Co. LLP indicated that it would accept such engagement and that it thought it could complete the audit prior to June 29, 1999. The Company retained C.G. Uhlenberg & Co. LLP as its new independent accountant on June 23, 1999. The Company has authorized Ernst & Young LLP to respond fully to the inquires of the successor accountant concerning the subject matter of the reportable event indicated above.
The Company fully disclosed to C.G. Uhlenberg & Co. LLP the nature of such "reportable events" reported to the Company by Ernst & Young LLP as described above. The Company has informed C.G. Uhlenberg & Co. LLP of the action that the Company has taken to correct the subject matter of the "reportable events," and C.G. Uhlenberg & Co. is in the process of reviewing such corrective action.
(vi) The Company has requested that Ernst & Young LLP furnish it with a letter addressed to the Commission stating whether or not it agrees with the above statements. A copy of such letter will be filed subsequently as an exhibit to this Form 8-K.
(vii) The Company has requested that C.G. Uhlenberg & Co. LLP review the disclosure referenced above and has provided C.G. Uhlenberg & Co. LLP with the opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views or the respects in which it does not agree with the statements made by the Company in such disclosure. A copy of such letter will be filed subsequently as an exhibit to this Form 8-K.
(vii) The Company has requested that C.G. Uhlenberg & Co. LLP review the disclosure referenced above and has provided
C.G. Uhlenberg & Co. LLP with the opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views or the respects in which it does not agree with the statements made by the Company in such disclosure. A copy of such letter will be filed subsequently as an exhibit to this Form 8-K.
it does not agree with the statements made by the Company in such disclosure. A copy of such letter will be filed subsequently as an exhibit to this Form 8-K.


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                                SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIGITAL VIDEO SYSTEMS, INC.


By:     /s/  Mali Kuo
         Mali Kuo
         Chief Executive Officer
         June 30, 1999





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